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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed S-8 Registration Statement File No. 333-43473.

                                          ARTHUR ANDERSEN LLP

Washington, D.C.
March 23, 1999

                                      F-22